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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 22, 2007



                                 SOLUTIA INC.
                                 ------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                   DELAWARE
                                   --------
                           (STATE OF INCORPORATION)



                                    001-13255                                                  43-1781797
                                    ---------                                                  ----------
                            (COMMISSION FILE NUMBER)                                (IRS EMPLOYER IDENTIFICATION NO.)


         575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI                       63166-6760
         ---------------------------------------------------------------                       ----------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                   (ZIP CODE)



                                (314) 674-1000
                                --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01. REGULATION FD DISCLOSURE

         On December 17, 2003, Solutia, Inc. ("Solutia") and its fourteen U.S. subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Debtors' chapter 11 cases were consolidated for the purpose of joint administration and were assigned the lead case number 03-17949 (PCB).

         On October 15, 2007, the Debtors filed with the Bankruptcy Court: (a) the Debtors' Fifth Amended Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code (the "Disclosure Statement") and (b) the Debtors' Fifth Amended Joint Plan of Reorganization pursuant to Chapter 11 of the Bankruptcy Code (the "Plan").

         On October 22, 2007, the Debtors re-filed with the Bankruptcy Court Solutia's Disclosure Statement and Plan, in the form approved by the Bankruptcy Court on October 19, 2007. Copies of the re-filed Disclosure Statement and Plan are furnished as Exhibits 99.1 and 99.2 hereto, respectively. Exhibits to the Plan and Disclosure Statement were approved in the form filed with the Bankruptcy Court on October 15, 2007. The Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits

Exhibit Number    Description
--------------    -----------

99.1              Solutia's Fifth Amended Disclosure Statement Pursuant to
                  Section 115 of the Bankruptcy Code

99.2 Solutia's Fifth Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code




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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 SOLUTIA INC.
                                 ------------
                                 (Registrant)


                                 /s/ Rosemary L. Klein
                                 ---------------------
                                 Senior Vice President, General Counsel
                                 and Secretary



DATE: October 25, 2007




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Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Solutia's Fifth Amended Disclosure Statement Pursuant to
                  Section 115 of the Bankruptcy Code

99.2 Solutia's Fifth Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code